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                                                                    EXHIBIT 10.1
                             Amendment No. 2 to the
                               Deferral Agreement
                                       for
                                Keith L. Lampert

         Amendment No. 2 dated as of October 20, 2003 (this "Amendment"), to the Deferral Agreement dated as of June 2, 2000, as heretofore amended ("Agreement"), by and between CONCORD CAMERA CORP., a New Jersey corporation (the "Employer") and KEITH L. LAMPERT (the "Executive").

         The Employer and the Executive agree that the Agreement is hereby amended as follows:

         1. Article IV of the Agreement is hereby deleted and replaced with the following:

                        "ARTICLE IV. Death and Disability

                  1. Notwithstanding any other provision of this Deferral Agreement to the contrary, unless the Executive elected otherwise with the consent of the Employer, in the event of the Executive's death prior to the payment of all of the balances in the Accounts the Employer shall pay, not later than 30 days following the Executive's death, all remaining balances in the Accounts in one lump-sum to the beneficiary or beneficiaries designated by the Executive in a writing filed by the Executive with the Employer or, in the absence of such a beneficiary designation, to the Executive's estate.

                  2. Notwithstanding any other provision of this Deferral Agreement to the contrary, unless the Executive elected otherwise with the consent of the Employer, in the event of the Executive's disability prior to the payment of all of the balances in the Accounts the Employer shall pay all remaining balances in the Accounts in one lump-sum to the Executive not later than 30 days following the Executive's disability."

          2. Unless otherwise provided herein, all capitalized terms shall have the meaning assigned to such terms in the Agreement.

         IN WITNESS WHEREOF, this Amendment No. 2 has been duly executed by the Employer and by the Executive as of the date indicated above.

Witness:                                      CONCORD CAMERA CORP.


   /s/ Diane L. Micciche                      By:    /s/  Ira B. Lampert
-----------------------------                    -------------------------------
                                                  Ira B. Lampert
                                                  Chairman & CEO
Witness:


   /s/ Diane L. Micciche                             /s/  Keith L. Lampert
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                                              Keith L. Lampert